UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2016

Talen Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-37388	47-1197305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

835 Hamilton Street, Suite 150, Allentown, PA 18101-1179

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (888) 211-6011

Talen Energy Supply, LLC

(Exact name of registrant as specified in its charter)

Delaware	1-32944	23-3074920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

835 Hamilton Street, Suite 150, Allentown, PA 18101-1179

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (888) 211-6011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7—Regulation FD

Item 7.01 Regulation FD Disclosure.

As previously disclosed, Talen Energy Corporation (the “Company”) has entered into a definitive agreement to be acquired (the “Transaction”) by affiliates of Riverstone Holdings LLC (“Riverstone”). The Transaction will be financed, in part, by a new Senior Secured Term Loan B (the “Term Loan”) with Talen Energy Supply, LLC, a wholly owned subsidiary of the Company, as borrower. On September 29, 2016, Riverstone representatives will provide a presentation to certain potential lenders in connection with the contemplated Term Loan (the “Lender Presentation”). Completion of the Transaction remains subject to certain customary conditions. There can be no assurance that the Term Loan will be entered into or that the Transaction will be completed.

The Lender Presentation contains certain information regarding Riverstone’s operational strategy following closing of the Transaction, including Riverstone’s plans to:

•	Actively focus the Company’s operations on increased organic cash flow and operational improvements.

•	Maintain the Company’s safety, environmental and stewardship track record while reducing plant-level costs, corporate overhead, and non-critical activities.

•	Implement certain operating efficiencies across the Company’s asset portfolio, such as aligning the Company’s long-term fuel procurement with its power sales.

•	Manage the Company’s balance sheet by increasing from current levels the Company’s hedging of fixed costs and evaluating the divestiture of certain non-core assets to increase liquidity and reduce leverage.

Riverstone believes that these changes will result in annual cost savings in the near-term of approximately $100 million in fixed cost reductions and an additional $50 million reduction in capital expenditures.

Additionally, the Lender Presentation quantifies the amount of projected Adjusted EBITDA for the Company’s subsidiary, Mach Gen, LLC (“Mach Gen”), for the year ending December 31, 2016 as approximately $58 million. Mach Gen’s results are excluded from the calculation of “Adjusted EBITDA” for purposes of covenant calculations under the Talen Energy Supply, LLC revolving credit agreement dated June 2, 2015, as amended, because Mach Gen is not an obligor on the Company’s indebtedness and the indebtedness of Mach Gen is non-recourse to the Company. The Lender Presentation also quantifies the sources of the Company’s projected Gross Margin for the year ending December 31, 2016 as follows: 56% from energy sources, 36% from capacity sources, 3% from ancillary sources and 5% from other sources.

Cautionary Statement Regarding Prospective Financial Information.

The Company does not generally make public projections as to future performance or earnings beyond the current fiscal year and is especially cautious of making projections for extended periods due to the unpredictability of its business and the markets in which it operates. These financial projections and forecasts are included in this Current Report on Form 8-K only because these financial projections and forecasts will be made available to potential lenders in connection with the Term Loan. No person has made or makes any representation regarding the information included in these financial projections or forecasts.

The prospective financial information is subjective in many respects and reflects numerous judgments, estimates and assumptions that are inherently uncertain, many of which are difficult to predict or cannot be predicted, are subject to significant economic and competitive uncertainties and are beyond the Company’s control, including estimates and assumptions regarding industry performance, general business, economic, regulatory, market and financial conditions, future commodity, capacity markets, wholesale and retail energy prices, operational, maintenance and production costs, transmission capacity and demand for energy commodities, as well as other future events. Important factors may cause actual results to differ from the prospective financial information, including the factors described under the subheading “Cautionary Statement Concerning Forward-Looking Information” of this Current Report on Form 8-K and the section entitled “Risk Factors” of the Company’s annual report on Form 10-K for the year ended December 31, 2015 and other risk factors detailed from time to time in the Company’s other reports filed with the SEC. There can be no assurance that the projected results, and underlying estimates and assumptions made in preparing the financial projections and forecasts contained in this Current Report on Form 8-K will be realized or that actual results will not be significantly higher or lower than projected.

The financial projections and forecasts do not take into account any circumstances or events occurring after the date they were prepared. Except as may be required in order to comply with applicable securities laws, the Company does not intend to update, or otherwise revise, the financial projections or forecasts, or the specific portions presented, to reflect circumstances existing after the date the financial projections and forecasts were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error.

The financial projections and forecasts were not prepared with a view toward public disclosure, soliciting proxies or complying with U.S. Generally Accepted Accounting Principles (“GAAP”), the published guidelines of the SEC regarding financial projections and forecasts or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections and forecasts. Neither Ernst & Young LLP, the Company’s independent registered public accounting firm, nor any other independent registered public accounting firm has examined, compiled or performed any procedures with respect to the accompanying financial projections and forecasts, and, accordingly, neither Ernst & Young LLP nor any other public accounting firm expresses an opinion or any other form of assurance with respect to such projections and forecasts.

Non-GAAP Measures.

The information in this Current Report on Form 8-K is summary information that should be considered in the context of the Company’s filings with the SEC and other public announcements that the Company may make from time to time. The non-GAAP financial measures in this Current Report should not be considered in isolation of, as a substitute for, or superior to, financial information prepared in accordance with GAAP. The non-GAAP financial measures as defined in the presentation may differ from similarly titled measures presented by other companies. The non-GAAP financial measures and other information in this Current Report on Form 8-K is summary information that should be considered in the context of the Company’s filings with the SEC and other public announcements the Company may make from time to time.

EBITDA represents net income (loss) before interest expense, income taxes, depreciation and certain amortization. Adjusted EBITDA represents EBITDA further adjusted for certain non-cash and other items that management believes are not indicative of ongoing operations, including, but not limited to, unrealized gains and losses on derivative contracts, stock-based compensation expense, asset retirement obligation accretion (net of gains (losses) on retirements), impairments, gains and losses on securities in the nuclear decommissioning trust funds, gains or losses on sales, dispositions or retirements of assets, debt extinguishments and transition, transaction and restructuring costs.

EBITDA and Adjusted EBITDA are not intended to represent cash flows from operations, operating income (loss) or net income (loss) as defined by U.S. GAAP as indicators of operating performance and are not necessarily comparable to similarly-titled measures reported by other companies. Management cautions investors that amounts presented in accordance with Talen Energy’s definitions of EBITDA and Adjusted EBITDA may not be comparable to similar measures disclosed by other companies because not all companies calculate EBITDA and Adjusted EBITDA in the same manner. The Company believes EBITDA and Adjusted EBITDA are useful to investors and other users of these financial statements in evaluating Talen Energy’s operating performance because they provide additional tools to compare business performance across companies and across periods. Talen Energy believes that EBITDA is widely used by investors to measure a company’s operating performance without regard to such items as interest expense, income taxes, depreciation and amortization, which can vary substantially from company to company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired. Additionally, Talen Energy believes that investors commonly adjust EBITDA information to eliminate the effect of restructuring and other expenses, which vary widely from company to company and impair comparability. The Company adjusts for these and other items, as its management believes that these items would distort their ability to efficiently view and assess its core operating trends. In summary, the Company’s management primarily uses Adjusted EBITDA as a measure of operating performance to assist in comparing performance from period to period on a consistent basis and to readily view operating trends, as a measure for planning and forecasting overall expectations and for evaluating actual results against such expectations, as a measure of certain corporate financial goals used to determine variable compensation and in communications with Talen Energy Corporation’s Board of Directors, senior management, shareholders, creditors, analysts and investors concerning Talen Energy’s financial performance.

Set forth below is a reconciliation to GAAP of projected Adjusted EBITDA attributable to Mach Gen for the year ended December 31, 2016 to projected net income (loss) attributable to Mach Gen for the year ended December 31, 2016 (amounts shown in millions).

2016E MACH Gen, LLC
Net income (loss)	$(20)
Interest expense	38
Income taxes	(11)
Depreciation and amortization	43

EBITDA	$50
Asset impairments	13
Gain (loss) on disposal	(5)

Adjusted EBITDA	$58

As provided in General Instruction B.2 of Form 8-K, the information contained in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall any such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Concerning Forward-Looking Information.

Statements contained in this Current Report on Form 8-K, and the documents to which Company stockholders are referred to by this Current Report on Form 8-K, as well as information included in oral statements or other written statements made or to be made by the Company, contain statements that may constitute forward-looking statements. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “project,” “forecast,” “seek,” “will,” “may,” “should,” “could,” “would” or similar expressions. Although the Company believes that the expectations and assumptions reflected in these statements are reasonable, there can be no assurance that these expectations will prove to be correct. Forward-looking statements are subject to many risks and uncertainties, and actual results may differ materially from the results discussed in forward-looking statements. In addition to the specific factors discussed in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2015 and the Company’s quarterly reports on Form 10-Q for the fiscal quarters ended March 31, 2016 and June 30, 2016, the following are among the important factors, risks and uncertainties that could cause actual results to differ materially from the forward-looking statements:

•	failure to complete the Transaction, as a result of the failure to obtain necessary stockholder or regulatory approvals or otherwise;

•	the payment by the Company of a termination fee under certain circumstances if the Transaction is not completed;

•	risks related to disruption of management’s attention from Talen Energy’s ongoing business operations due to the Transaction;

•	the loss of key customers and suppliers resulting from any uncertainties associated with the Transaction;

•	the negative impact on Talen Energy’s business and the market price for the Company’s common stock should the Transaction not be consummated;

•	adverse economic conditions;

•	changes in commodity prices and related costs;

•	the effectiveness of Talen Energy’s risk management techniques, including hedging, with respect to electricity and fuel prices, interest rates and counterparty credit and non-performance risks;

•	methods of accounting and developments in or interpretations of accounting requirements that may impact reported results, including with respect to, but not limited to, hedging activity;

•	operational, price and credit risks in the wholesale and retail electricity markets;

•	Talen Energy’s ability to forecast the actual load needed to perform full-requirements sales contracts;

•	weather conditions;

•	disruptions in fuel supply;

•	circumstances that may impact the levels of coal inventory that Talen Energy holds (e.g., a decline in the price of natural gas that results in Talen Energy reducing or idling coal-fired generating facilities in favor of operating available alternative natural gas-fired generating facilities);

•	the performance of transmission facilities and any changes in the structure and operation of, or the pricing limitations imposed by, the RTOs and ISOs that operate those facilities;

•	blackouts due to disruptions in neighboring interconnected systems;

•	competition in the power generation market, including in the expansion of alternative sources of electricity generation and in the development of new projects, markets and technologies;

•	federal and state legislation and regulation, including costs to comply with governmental permits and approvals;

•	costs of complying with environmental and related worker health and safety laws and regulations;

•	the impacts of climate change;

•	the availability and cost of emission allowances;

•	changes in legislative and regulatory policy, including the promotion of renewable energy, energy efficiency, conservation and self-generation;

•	security and safety risks associated with nuclear generation;

•	Talen Energy’s level of indebtedness;

•	the terms and conditions of debt instruments and of the Merger Agreement that may restrict Talen Energy’s ability to operate its business;

•	the performance of Talen Energy’s subsidiaries and affiliates, on which its cash flow and ability to meet its debt obligations largely depend;

•	the risks inherent with variable rate indebtedness;

•	disruption in financial markets;

•	Talen Energy’s ability to access capital markets;

•	acquisition or divestiture activities, including Talen Energy’s ability to realize expected synergies and other benefits from such business transactions;

•	changes in technology;

•	any failure of Talen Energy’s facilities to operate as planned, including the duration of and cost, including lost revenue, associated with scheduled and unscheduled outages at Talen Energy’s generating facilities;

•	Talen Energy’s ability to optimize its competitive power generation operations and the costs associated with any capital expenditures;

•	significant increases in operation and maintenance expenses, such as health care and pension costs, including as a result of changes in interest rates;

•	the loss of key personnel, the ability to hire and retain qualified employees and the impact of collective labor bargaining negotiations, including the failure to retain and hire key personnel pending the consummation of the contemplated Transaction;

•	war, armed conflicts or terrorist attacks, including cyber-based attacks;

•	risks associated with federal and state tax laws and regulations;

•	any determination that the transaction that formed Talen Energy does not qualify as a tax-free distribution under the Internal Revenue Code;

•	Talen Energy’s ability to successfully integrate the RJS Power businesses and to achieve anticipated synergies and cost savings as a result of the spinoff transaction and combination with RJS Power;

•	costs of complying with reporting requirements as a newly public company and any related risks of deficiencies in disclosure controls and internal control over financial reporting as a standalone entity; and

•	the ability of Riverstone to exercise influence over matters requiring Board of Directors and/or stockholder approval.

Consequently, all of the forward-looking statements made by the Company in this Current Report on Form 8-K are qualified by the information contained under the heading “Risk Factors” and that is otherwise disclosed in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on February 29, 2016, the quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2016, filed with the SEC on May 10, 2016, and the quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2016, filed with the SEC on August 5, 2016. Except as required by law, the Company undertakes no obligation to update any of these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEN ENERGY CORPORATION

By:	/s/ Russell R. Clelland
Russell R. Clelland Vice President and Treasurer

TALEN ENERGY SUPPLY, LLC

By:	/s/ Russell R. Clelland
Russell R. Clelland Vice President and Treasurer

Dated: September 29, 2016